Exhibit 99.1

AmerisourceBergen Corporation P.O. Box 959 Valley Forge, PA 19482

Contact:	Barbara Brungess
Vice President, Corporate & Investor Relations
610-727-7199
bbrungess@amerisourcebergen.com

AMERISOURCEBERGEN ANNOUNCES RESULTS OF

ANNUAL MEETING OF STOCKHOLDERS

STEVEN H. COLLIS APPOINTED CHAIRMAN OF BOARD OF DIRECTORS

JANE E. HENNEY, M.D. APPOINTED LEAD INDEPENDENT DIRECTOR

PHILADELPHIA, PA, March 3, 2016 — At the AmerisourceBergen Corporation (NYSE: ABC) annual meeting of stockholders, held today in Philadelphia, Pennsylvania, stockholders elected ten directors to serve for a one-year term:  Steven H. Collis, Ornella Barra, Douglas R. Conant, D. Mark Durcan, Richard W. Gochnauer, Lon R. Greenberg, Jane E. Henney, M.D., Kathleen W. Hyle, Michael J. Long, and Henry W. McGee. Following the conclusion of the meeting, Richard C. Gozon retired from the Board of Directors and Steven H. Collis became Chairman of the Board, effective immediately.  Mr. Collis has served as a director of the Company since May 2011 and as President and Chief Executive Officer of the Company since July 2011. In addition, Jane E. Henney, M.D., Chair of the Governance and Nominating Committee, became Lead Independent Director, effective immediately. Dr. Henney has served as a director of the Company since January 2002.

“On behalf of the entire Board, I want to thank Dick for his many years of exemplary service to AmerisourceBergen,” said Collis.  “I am honored to serve as Chairman of the Board of Directors.  With the support of the Board, we will continue to drive stockholder value through our long-term strategic plans for sustainable growth and the disciplined deployment of capital.”

“I extend my sincere gratitude to Dick for the many contributions that he has made to the success of AmerisourceBergen and congratulate him on his retirement,” said Jane E. Henney, M.D.  “We will seek to build on the sound practices that were instituted during his tenure, so that AmerisourceBergen continues to be a leader in corporate governance.”

The AmerisourceBergen Board of Directors is comprised of ten members, all of whom are independent directors, except Chairman, President and Chief Executive Officer Steven H. Collis and

director Ornella Barra. Detailed biographies for all board members are available in the Company’s 2016 proxy statement and on its website www.amerisourcebergen.com.

During the annual meeting, stockholders also ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2016 and approved the compensation of the Company’s named executive officers.  The Company’s stockholders did not approve a stockholder proposal regarding proxy access.

About AmerisourceBergen

AmerisourceBergen is one of the largest global pharmaceutical sourcing and distribution services companies, helping both healthcare providers and pharmaceutical and biotech manufacturers improve patient access to products and enhance patient care. With services ranging from drug distribution and niche premium logistics to reimbursement and pharmaceutical consulting services, AmerisourceBergen delivers innovative programs and solutions across the pharmaceutical supply channel in human and animal health. With over $135 billion in annual revenue, AmerisourceBergen is headquartered in Valley Forge, PA, and employs approximately 18,000 people. AmerisourceBergen is ranked #16 on the Fortune 500 list. For more information, go to www.amerisourcebergen.com.

AmerisourceBergen’s Cautionary Note Regarding Forward-Looking Statements

Certain of the statements contained in this news release are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Words such as “expect,” “likely,” “outlook,” “forecast,” “would,” “could,” “should,” “can,” “will,” “project,” “intend,” “plan,” “continue,” “sustain,” “synergy,” “on track,” “believe,” “seek,” “estimate,” “anticipate,” “may,” “possible,” “assume,” variations of such words, and similar expressions are intended to identify such forward-looking statements. These statements are based on management’s current expectations and are subject to uncertainty and change in circumstances. These statements are not guarantees of future performance and are based on assumptions that could prove incorrect or could cause actual results to vary materially from those indicated. Among the factors that could cause actual results to differ materially from those projected, anticipated, or implied are the following: competition; industry consolidation of both customers and suppliers resulting in increasing pressure to reduce prices for our products and services; changes in pharmaceutical market growth rates; price inflation in branded and generic pharmaceuticals, and price deflation in generics; declining economic conditions in the United States and abroad; financial market volatility and disruption; substantial defaults in payment, material reduction in purchases by or the loss, bankruptcy or insolvency of a major customer; the loss, bankruptcy or insolvency of a major supplier; changes to the customer or supplier mix; the retention of key customer or supplier relationships under less favorable economics or the adverse resolution of any contract or other dispute with customers or suppliers; changes in any of the economic models used by any of our suppliers to set pricing and/or other terms for the purchase of pharmaceuticals; interest rate and foreign currency exchange rate fluctuations; the disruption of AmerisourceBergen’s cash flow and ability to return value to its stockholders in accordance with its past practices; risks associated with the strategic, long-term relationship between Walgreen Boots Alliance, Inc. and AmerisourceBergen, including with respect to the pharmaceutical distribution agreement and/or the global sourcing arrangement;  risks associated with the potential impact on AmerisourceBergen’s earnings per share resulting from the issuance of the warrants to subsidiaries of Walgreen Boots Alliance, Inc. (the “Warrants”); AmerisourceBergen’s inability to fully implement its hedging strategy to mitigate the potentially dilutive effect of the issuance of its common stock in accordance with the Warrants under its special share repurchase program due to its financial performance, the current and future share price of its common stock, its expected cash flows, competing priorities for capital, and overall market conditions; changes in the United States healthcare and regulatory environment; increasing governmental regulations regarding the pharmaceutical supply channel and pharmaceutical compounding; federal and state government enforcement initiatives to detect and prevent suspicious orders of controlled substances and the diversion of controlled substances; federal and state prosecution of alleged violations of related laws and regulations, and any related litigation, including shareholder derivative lawsuits or other disputes relating to our distribution of controlled substances; increased federal scrutiny and qui tam litigation for alleged violations of fraud and abuse laws and regulations and/or any other laws and regulations governing the marketing, sale, purchase and/or dispensing of pharmaceutical products or services and any related litigation; material adverse resolution of pending legal proceedings; declining reimbursement rates for pharmaceuticals; the acquisition of businesses that do not perform as expected, or that are difficult to integrate or control, including the integration of MWI and PharMEDium, or the inability to capture all of the anticipated synergies related thereto; managing foreign expansion, including non-compliance with the U.S. Foreign Corrupt Practices Act, anti-bribery laws and economic sanctions and import laws and regulations; malfunction, failure or breach of sophisticated information systems to operate as designed; risks generally associated with data privacy regulation and the international transfer of personal data; changes in tax laws or legislative initiatives that could adversely affect AmerisourceBergen’s tax positions and/or AmerisourceBergen’s tax liabilities or adverse resolution of challenges to AmerisourceBergen’s tax positions; natural disasters or other unexpected events that affect AmerisourceBergen’s operations; the impairment of goodwill or other intangible assets, resulting in a charge to earnings; errors in the production, labeling or packaging of products compounded by our compounded sterile preparations (CSP) business; and other economic, business, competitive, legal, tax, regulatory and/or operational factors affecting AmerisourceBergen’s business generally. Certain additional factors that management believes could cause actual outcomes and results to differ materially from those described in forward-looking statements are set forth (i) in Item 1A (Risk Factors) in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2015 and elsewhere in that report and (ii) in other reports filed by the Company pursuant to the Securities Exchange Act.

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